                                                                    Exhibit 31.1
                            Section 302 Certification

I, Robert L. Frome, certify that:

1. I have reviewed  this  quarterly  report on Form 10-QSB of Continuum  Group A
Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e) for the small business issuer and have:

   a)  Designed  such  disclosure  controls  and  procedures,   or  caused  such
       disclosure  controls and procedures to be designed under our supervision, to ensure  that  material  information  relating  to the  small  business issuer, including its consolidated  subsidiaries,  is made known to us by others  within those  entities,  particularly  during the period in which this report is being prepared;

   b)  Evaluated the  effectiveness  of the small business  issuer's  disclosure controls and  procedures  and  presented  in this report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period  covered by this report  based on such  evaluation;
       and

   c)  Disclosed  in this  report  any  change  in the small  business  issuer's internal control over financial  reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth  fiscal  quarter  in  the  case  of an  annual  report)  that  has materially  affected,  or is reasonably likely to materially  affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the small business  issuer's  auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent functions):

   a)  All  significant  deficiencies  and material  weaknesses in the design or
       operation  of  internal  control  over  financial   reporting  which  are
       reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

   b)  Any fraud,  whether or not material,  that  involves  management or other employees  who have a  significant  role in the small  business  issuer's internal control over financial reporting.

Date:  May 19, 2004                       /s/  Robert L. Frome
                                          ---------------------------------
                                          Name:  Robert L. Frome
                                          Title: President and Chairman
                                          (acting Chief Executive Officer
                                          and acting Chief Financial Officer)